TG P1 P2 P4 10/18

SUPPLEMENT DATED OCTIBER 9, 2018

TO THE PROSPECTUS DATED

MAY 1, 2018

OF

TEMPLETON GROWTH VIP FUND

 (A series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I. For the Templeton Growth VIP Fund, the portfolio management team under the “FUND SUMMARY – Portfolio Managers” section on page TG-S4 is revised as follows:

Portfolio Managers

Norman J. Boersma, CFA   President, Chief Executive Officer and Director of Global Advisors and portfolio manager of the Fund since 2011.

Tucker Scott, CFA   Executive Vice President of Global Advisors and portfolio manager of the Fund since 2015.

Heather Arnold, CFA   Executive Vice President, Director of Research and Portfolio Manager of Global Advisors and portfolio manager of the Fund since 2014.

Christopher James Peel, CFA   Vice President of Global Advisors and portfolio manager of the Fund since 2017.

Herbert J. Arnett, Jr.   Vice President of Global Advisors and portfolio manager of the Fund since 2017.

II. For the Templeton Growth VIP Fund, the portfolio management team under the “FUND DETAILS – Management” section on page TG-D7 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies anywhere in the world. The portfolio managers of the team are as follows:

Norman J. Boersma, CFA

President, Chief Executive Officer and Director of Global Advisors

Mr. Boersma has been lead portfolio manager of the Fund since 2011. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1991.

Tucker Scott, CFA

Executive Vice President of Global Advisors

Mr. Scott has been a portfolio manager of the Fund since 2015, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1996.

Heather Arnold, CFA

Executive Vice President, Director of Research and Portfolio Manager of Global Advisors

Ms. Arnold has been a portfolio manager of the Fund since 2014, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She first joined Franklin Templeton Investments in 1997, left in 2001 to start her own company and rejoined again in 2008.

Christopher James Peel, CFA

Vice President of Global Advisors

Mr. Peel has been a portfolio manager of the Fund since 2017. He joined Franklin Templeton Investments in 2007.

Herbert J. Arnett, Jr.

Vice President of Global Advisors

Mr. Arnett has been a portfolio manager of the Fund since 2017. He joined Franklin Templeton Investments in 1996.

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